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VERSION 1

T. Rowe Price Growth & Income Fund, Inc.

 Supplement to prospectus dated May 1, 2002
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 Effective October 31, 2002, the Portfolio Management paragraph on page 17 of the prospectus is replaced with the following:

   Portfolio Management
   The fund has an Investment Advisory Committee with the following members:
   Anna M. Dopkin, Chairman, Stephen W. Boesel, Arthur B. Cecil III, Giri Devulapally, Michael W. Holton, David M. Lee, Jeffrey Rottinghaus, Robert W. Sharps, Robert W. Smith, and R. Candler Young. The committee chairman has day-to-day responsibility for managing the fund and works with the committee in developing and executing the fund's investment program. Ms. Dopkin was elected chairman of the fund's committee in 2002. She joined T. Rowe Price in 1996 as an investment analyst and has specialized in the financial services area. Prior to joining T. Rowe Price she worked at Goldman Sachs for six and a half years in the Mortgage Securities Department in New York and London.
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 The date of this supplement is October 31, 2002.
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 F54-041 10/31/02

VERSION 2

 MANAGER CHANGES


  On October 31, 2002, Anna Dopkin will become chairman of the Investment Advisory Committee of the Growth & Income Fund, assuming day-to-day responsibility for managing the portfolio. Anna joined T. Rowe Price as an investment analyst in 1996 and has specialized in the financial services area.


This paragraph updates the Portfolio Management paragraph on page 17 of the Growth & Income Fund's prospectus dated May 1, 2002.